[logo] M F S(R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        JUNE 30, 2001

[graphic omitted]

                    A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) UTILITIES SERIES

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                             INVESTMENT ADVISER
Jeffrey L. Shames*  - Chairman and Chief Executive Officer,          Massachusetts Financial Services Company
MFS Investment Management(R)                                         500 Boylston Street
                                                                     Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                     DISTRIBUTOR
William R. Gutow+ - Private investor and real estate                 MFS Fund Distributors, Inc.
consultant; Vice Chairman, Capitol Entertainment Management          500 Boylston Street
Company (video franchise)                                            Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                               INVESTOR SERVICE
Jeffrey L. Shames*                                                   MFS Service Center, Inc.
                                                                     P.O. Box 2281
PORTFOLIO MANAGER                                                    Boston, MA 02107-9906
Maura A. Shaughnessy*
                                                                     For additional information,
TREASURER                                                            contact your investment professional.
James O. Yost*
                                                                     CUSTODIAN
ASSISTANT TREASURERS                                                 State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                                  WORLD WIDE WEB
Laura F. Healy*                                                      www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, the series' Initial Class shares provided a total return of -10.09%, and Service Class shares provided a total return of -10.24%. These returns include the reinvestment of any distributions, and compare to a return of -12.40% over the same period for the series' benchmark, the Standard & Poor's Utility Index, a capitalization- weighted index of all stocks designed to measure the performance of the utilities sector of the Standard & Poor's 500 Stock Index.

Throughout most of the period just ended, natural gas and electric stocks generally held up well against the broader market. Both sectors benefited from tight supply coupled with growing demand. The much-publicized power shortages on the West Coast, for example, caused electricity prices to surge and boosted the stock prices of many suppliers. Similarly, the prices for natural gas, which is the primary power source for much of industrial America, were at high levels for most of the period. In addition, natural gas and electric stocks seemed to benefit from the overall weaker economy, as many investors sought more-defensive sectors as a result of badly slumping growth areas such as technology and telecommunications.

However, the series was in negative territory during the period, and its telecom stake helps explain why. Though we have seen some signs that stock prices in this troubled sector may finally be starting to stabilize, there's no question that owning any telecom stocks at all hurt performance during the period. We focused our investments on what we saw as the strongest companies within the sector. These are companies that we think will be among the first to rally if the economy improves. But we also had a number of smaller investments in newer entrants, and unfortunately, these new providers were among the worst performers in the group. We did cut back on new entrants as the economy weakened, and we also took some profits in Verizon.

Several factors contributed to the problems in the telecom sector. First of all, telecom services have tended to be economically sensitive, and as the overall economy weakened, growth in data and voice traffic slowed. Many of the new entrants suffered from execution problems related to poor management, and in a few cases, this resulted in bankruptcies, which further undermined investor confidence. In addition, we think investors were concerned about the abilities of even the strongest companies to procure the necessary financing to continue building out their networks, and the growing possibility that there was an oversupply problem -- too many carriers and too many broadband networks.

On the bright side, we believe there are some telecom stocks out there that are attractively priced, and we still like the long-term growth prospects for telecom stocks in the portfolio. For example, we added to our stakes in Vodafone and Qwest Communications because their prices had pulled back, and we felt each presented a very good buying opportunity. We see both of these companies as having strong growth prospects over the long term.

There are also secular trends that we feel could fuel strong long-term growth prospects for the telecom industry. Internet traffic, for example, has been growing at a rapid pace. And our research indicates that more companies have put their entire businesses on the Web -- everything from supply-chain management to customer relationship management. In our view, wireless also has a lot of room to grow in terms of penetration here in the United States and in emerging markets overseas. And we feel the introduction of new wireless applications could help stimulate further demand. We believe telecom stocks may also benefit from an economic recovery.

Typically between one-third and one-half of the portfolio's stock assets have been in telecoms, with the remainder in electrics and natural gas. But we're flexible, depending on where we find the best investment opportunities. We take a relative value approach and buy stocks we like when they're selling at what we believe are reasonable prices, and we pare back our stakes when we believe those stocks have reached full valuation. For example, we took some profits in electric utilities stocks that had risen in value and added to our stake in leading telecom stocks whose prices were still beaten down.

Looking ahead, we believe electric and natural gas stocks may continue to do well because business prospects appear strong in these industries. There's no quick solution to the tight supply/ demand situation, and even though new power plants and gas pipelines are in the works, they will take some time to complete. In addition, we think deregulation will continue to create opportunity, especially for well-managed companies that can generate excess power to sell in the open market at competitive prices. Deregulation in California, for example, contributed to the well-publicized power shortages this past winter, as well as skyrocketing electricity rates. While these high rates were bad for electricity consumers, they were generally good for investors who owned stocks and bonds issued by the companies supplying the power.

Deregulation, in our view, has definitely changed the nature of utilities investing. There is more growth potential, or "upside" now, but there is also more risk, or "downside." This added risk only serves to magnify the significance of our investment strategy, which is to build the portfolio one stock at a time using MFS Original Research(R). This gives us the opportunity to do our own in-depth research on a company by talking with its management, its customers, and its competitors before making an investment decision.

As for telecom, we don't think the shakedown is quite over yet, which means that we may see more bankruptcies and consolidations within the group. We believe that some telecom prices, however, could improve if the economy and markets begin to strengthen.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These opinions are subject to change based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $320.4 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS
                                       6 Months           1 Year          3 Years          5 Years            Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                 -10.09%           -7.30%          +33.25%         +122.48%         +210.79%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --            -7.30%          +10.04%         + 17.34%         + 19.10%
-------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                       6 Months           1 Year          3 Years          5 Years            Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                 -10.24%           -7.49%          +33.03%         +122.12%         +210.29%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --            -7.49%          + 9.98%         + 17.30%         + 19.07%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, January 3, 1995, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual, not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 71.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 61.2%
  Automotive - 0.6%
    General Motors Corp., "H"*                                          94,300             $  1,909,575
-------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Nextel Partners, Inc.*                                             128,300             $  1,982,235
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 2.3%
    Sprint Corp. (PCS Group)*                                          153,100             $  3,697,365
    Western Wireless Corp.*                                             88,000                3,700,400
                                                                                           ------------
                                                                                           $  7,397,765
-------------------------------------------------------------------------------------------------------
  Energy - 3.6%
    Dynegy, Inc.                                                       144,700             $  6,728,550
    Energy East Corp.                                                  231,600                4,842,756
                                                                                           ------------
                                                                                           $ 11,571,306
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Viacom, Inc., "B"*                                                  70,000             $  3,622,500
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 5.7%
    El Paso Corp.                                                      218,628             $ 11,486,715
    Equitable Resources, Inc.                                           24,500                  816,095
    Kinder Morgan Management LLC                                        62,700                4,294,950
    Kinder Morgan, Inc.                                                 32,900                1,653,225
                                                                                           ------------
                                                                                           $ 18,250,985
-------------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Apache Corp.                                                        39,600             $  2,009,700
    Devon Energy Corp.                                                  24,600                1,291,500
                                                                                           ------------
                                                                                           $  3,301,200
-------------------------------------------------------------------------------------------------------
  Telecommunications - 12.3%
    Allegiance Telecom, Inc.*                                          131,400             $  1,971,000
    Alltel Corp.                                                        23,600                1,445,736
    AT&T Corp.                                                         143,200                3,150,400
    BroadWing, Inc.*                                                   177,219                4,333,005
    Charter Communications, Inc.*                                      226,700                5,286,644
    McLeodUSA, Inc., "A"*                                              267,700                1,175,203
    Metromedia Fiber Network, Inc., "A"*                                98,300                  192,668
    NTL, Inc.*                                                          97,342                1,172,971
    Qwest Communications International, Inc.*                          325,300               10,367,311
    SBC Communications, Inc.                                            72,465                2,902,948
    Verizon Communications, Inc.                                       117,162                6,268,167
    Williams Communications Group, Inc.*                               177,688                  524,180
    Winstar Communications, Inc.*                                       78,550                    3,613
    XO Communications, Inc.*                                           281,000                  559,190
                                                                                           ------------
                                                                                           $ 39,353,036
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.1%
    Comcast Corp., "A"*                                                 83,600             $  3,628,240
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.4%
    AT&T Wireless Services, Inc.                                        84,600             $  1,383,210
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.8%
    Adelphia Communications Corp., "A"*                                 36,800             $  1,530,880
    EchoStar Communications Corp.*                                      32,700                1,031,685
                                                                                           ------------
                                                                                           $  2,562,565
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 22.8%
    AES Corp.*                                                         109,600             $  4,718,280
    Aquila, Inc.                                                       123,200                3,036,880
    Atmos Energy Corp.                                                 128,300                3,138,218
    Calpine Corp.*                                                     217,800                8,232,840
    Duke Energy Corp.                                                   22,800                  889,428
    El Paso Electric Co.*                                               23,500                  375,765
    Entergy Corp.                                                      143,200                5,497,448
    Exelon Corp.                                                       117,950                7,562,954
    FirstEnergy Corp.                                                    4,100                  131,856
    Keyspan Corp.                                                      110,500                4,031,040
    Montana Power Co.                                                   98,700                1,144,920
    NiSource, Inc.                                                     229,103                6,261,385
    NRG Energy, Inc.*                                                  144,300                3,186,144
    Orion Power Holdings, Inc.*                                        172,500                4,107,225
    Pinnacle West Capital Corp.                                        107,900                5,114,460
    PPL Corp.                                                           76,700                4,218,500
    Public Service Co. of New Mexico                                    84,000                2,696,400
    Public Service Enterprise Group                                    126,700                6,195,630
    Reliant Energy, Inc.                                                76,100                2,451,181
                                                                                           ------------
                                                                                           $ 72,990,554
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 8.2%
    AGL Resources, Inc.                                                 21,100             $    501,125
    Energen Corp.                                                       67,200                1,854,720
    Enron Corp.                                                        154,800                7,585,200
    MDU Resources Group, Inc.                                           88,500                2,800,140
    National Fuel Gas Co.                                               27,600                1,434,924
    NICOR, Inc.                                                        120,300                4,689,294
    Williams Cos., Inc.                                                222,900                7,344,555
                                                                                           ------------
                                                                                           $ 26,209,958
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    BellSouth Corp.                                                     52,300             $  2,106,121
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $196,269,250
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.8%
  Bermuda - 0.6%
    Global Crossing Ltd. (Telecommunications)*                         201,100             $  1,737,504
-------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Alberta Energy Ltd. (Energy)                                         6,600             $    271,900
    BCE, Inc. (Telecommunications)                                      78,200                2,056,660
                                                                                           ------------
                                                                                           $  2,328,560
-------------------------------------------------------------------------------------------------------
  China - 1.5%
    China Mobile Ltd. (Telecommunications)*                            735,500             $  3,875,817
    China Mobile Ltd., ADR (Telecommunications)*                        28,500                  763,515
                                                                                           ------------
                                                                                           $  4,639,332
-------------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                    69,400             $  1,037,530
-------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*            409,175             $  1,964,040
-------------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Tokyo Gas Co. Ltd. (Gas)                                           463,000             $  1,407,419
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Completel Europe N.V. (Telecommunications)*                         76,990             $    191,764
    Completel Europe N.V. (Telecommunications)*                         16,870                   38,801
    Libertel N.V. (Cellular Phones)*                                   109,000                  965,003
                                                                                           ------------
                                                                                           $  1,195,568
-------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Korea Telecom Corp. (Telecommunications)*                           67,250             $  1,478,155
-------------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Endesa S.A., ADR (Utilities - Electric)                             85,600             $  1,366,283
    Iberdrola S.A. (Utilities - Electric)                              192,300                2,468,185
    Telefonica de Espana S.A., ADR (Telecommunications)                 72,774                2,710,104
    Union Electrica Fenosa S.A. (Utilities - Electric)                 195,500                3,652,088
                                                                                           ------------
                                                                                           $ 10,196,660
-------------------------------------------------------------------------------------------------------
  Sweden
    Tele1 Europe Holding AB (Telecommunications)*                       61,220             $    127,284
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.6%
    COLT Telecom Group PLC, ADR (Telecommunications)*                    6,100             $    168,360
    Vodafone Group PLC (Telecommunications)*                         2,164,746                4,800,881
    Vodafone Group PLC, ADR (Telecommunications)                        10,400                  232,440
                                                                                           ------------
                                                                                           $  5,201,681
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 31,313,733
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $249,472,146)                                               $227,582,983
-------------------------------------------------------------------------------------------------------

Bonds - 15.0%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 14.6%
  Advertising & Broadcasting - 0.5%
    Liberty Media Corp., 3.25s, 2031                                $    1,320             $  1,480,050
-------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.75s, 2031                             $      175             $    173,661
-------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    DaimlerChrysler NA Holding, 6.4s, 2006                          $      442             $    438,486
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    Beaver Valley Funding Corp. II, 9s, 2017                        $       20             $     21,180
    GS Escrow Corp., 7s, 2003                                              251                  250,809
    Midamerican Funding LLC, 6.927s, 2029                                  110                   96,474
    Midland Funding Corp., 10.33s, 2002                                     64                   65,860
                                                                                           ------------
                                                                                           $    434,323
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                        $      427             $    439,007
-------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    PSE&G Power LLC, 7.75s, 2011                                    $      438             $    451,288
    PSE&G Transitions Funding LLC, 5.74s, 2007                             435                  440,675
    PSE&G Transitions Funding LLC, 5.98s, 2008                             170                  173,293
                                                                                           ------------
                                                                                           $  1,065,256
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Countrywide Funding Corp., 5.25s, 2004                          $      435             $    433,427
    Salton Sea Funding Corp., 7.84s, 2010                                  100                   88,470
                                                                                           ------------
                                                                                           $    521,897
-------------------------------------------------------------------------------------------------------
  Media - 0.1%
    CSC Holdings, Inc., 8.125s, 2009                                $      367             $    363,345
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.1%
    HCA Healthcare Co., 7.125s, 2006                                $      222             $    219,225
    Tenet Healthcare Corp., 8s, 2005                                       110                  112,888
                                                                                           ------------
                                                                                           $    332,113
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Kinder Morgan Energy Partners LP, 6.75s, 2011                   $      504             $    496,243
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc., 7.375s, 2010                            $      330             $    330,495
    WMX Technologies, Inc., 6.375s, 2003                                   364                  365,886
                                                                                           ------------
                                                                                           $    696,381
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Intermedia Communications, Inc., 12.25s, 2009                   $    1,575             $  1,165,500
    Sprint Spectrum LP, 11s, 2006                                          165                  175,081
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    30                   28,508
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                     79                   72,891
    TXU Eastern Funding Co., 6.75s, 2009                                   150                  140,078
                                                                                           ------------
                                                                                           $  1,582,058
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Comcast Cable Commerce, Inc., 6.875s, 2009                      $      387             $    385,419
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless
    AT&T Wireless Services, Inc., 7.35s, 2006                       $      109             $    111,382
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.6%
    Adelphia Communications Corp., 6s, 2006                         $    1,050             $  1,017,187
    Citizens Communications Co., 8.5s, 2006                                289                  294,751
    U.S. West Capital Funding, Inc., 6.375s, 2008                          729                  698,630
                                                                                           ------------
                                                                                           $  2,010,568
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 2.3%
    Federal Home Loan Mortgage Corp., 5s, 2004                      $       60             $     60,169
    Federal National Mortgage Assoc., 6.5s, 2099                         1,150                1,132,508
    Federal National Mortgage Assoc., 6.625s, 2007                       4,752                4,963,607
    Federal National Mortgage Assoc., 7s, 2029                             121                  121,261
    Government National Mortgage Assoc., 7s, 2028                          187                  189,159
    Government National Mortgage Assoc., 7.5s, 2025                        547                  560,855
    Government National Mortgage Assoc., 8s, 2025                          297                  307,357
                                                                                           ------------
                                                                                           $  7,334,916
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.0%
    U.S. Treasury Bonds, 0s, 2023                                   $    3,244             $    884,801
    U.S. Treasury Bonds, 5.375s, 2031                                      480                  454,800
    U.S. Treasury Bonds, 6.25s, 2030                                       272                  288,105
    U.S. Treasury Notes, 4.625s, 2006                                    4,128                4,071,240
    U.S. Treasury Notes, 5s, 2011                                        4,095                3,972,764
    U.S. Treasury Notes, 5.75s, 2010                                    12,567               12,857,926
                                                                                           ------------
                                                                                           $ 22,529,636
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011                     $      535             $    528,328
    CMS Energy Corp., 8.5s, 2011                                           231                  224,179
    Detroit Edison Co., 7.5s, 2005                                         421                  440,464
    DTE Energy Co., 6.45s, 2006                                            888                  893,656
    Mirant Americas Generation, Inc., 8.3s, 2011                            29                   29,237
    National Rural Utilities Cooperative Finance, 5.75s, 2008              313                  298,201
    Niagara Mohawk Power Corp., 7.25s, 2002                                151                  154,847
    Niagara Mohawk Power Corp., 7.75s, 2006                                252                  262,229
    Niagara Mohawk Power Corp., 8.77s, 2018                                165                  170,442
    NiSource Finance Corp., 7.625s, 2005                                 2,093                2,181,325
    NRG South Central Generating, LLC, 8.962s, 2016                         95                  101,467
    Progress Energy, Inc., 6.75s, 2006                                     613                  624,028
    Progress Energy, Inc., 7.1s, 2011                                      207                  209,287
    Texas Utilities Co., 5.94s, 2001                                       250                  250,960
                                                                                           ------------
                                                                                           $  6,368,650
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $ 46,763,391
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.4%
  Canada - 0.2%
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                  $      412             $    451,985
    Gulf Canada Resources Ltd., 7.125s, 2011 (Oils)                        149                  153,413
                                                                                           ------------
                                                                                           $    605,398
-------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 8.375s, 2011                             $      278             $    279,668
-------------------------------------------------------------------------------------------------------
  Netherlands
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                          $      329             $    101,990
-------------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 9.625s, 2011                                $      261             $    264,262
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  1,251,318
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $48,019,141)                                                 $ 48,014,709
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 5.4%
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 4.8%
  Energy - Integrated - 0.2%
    PPL Capital Funding Trust I, 7.75%                                  29,000             $    736,600
-------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    El Paso CGP Co., 6.625%                                             63,400             $  2,219,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Cox Communications, Inc., 7.00%                                     34,200             $  1,983,600
    Cox Communications, Inc., 7.75%                                     31,700                1,811,655
    DECS Trust VI, 6.25%                                                12,200                   87,962
    Williams Communications Group, Inc., 6.75%##                        46,700                  642,125
    XO Communications, Inc., 6.50%                                       6,900                   94,013
                                                                                           ------------
                                                                                           $  4,619,355
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Trust III, 6.75%                                                31,900             $  2,201,100
    AES Trust VII, 6.00%##                                              22,400                1,265,600
    Calpine Capital Trust, 5.75%                                         8,100                1,077,300
    CMS Energy Corp., 8.75%                                             55,300                1,896,790
    Duke Energy Corp., 8.25%                                            32,200                  825,930
    NRG Energy, Inc., 6.5%                                              20,500                  473,550
                                                                                           ------------
                                                                                           $  7,740,270
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $ 15,315,225
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.6%
  Bermuda - 0.6%
    Global Crossing Ltd., 6.75% (Telecommunications)                     6,400             $    715,680
    Global Crossing Ltd., 7.00% (Telecommunications)##                   9,700                  928,775
    Global Crossing Ltd., 7.00% (Telecommunications)                     4,700                  443,628
                                                                                           ------------
                                                                                           $  2,088,083
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  2,088,083
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $22,197,258)                           $ 17,403,308
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 3.6%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 3.6%
  Financial Institutions - 1.1%
    ADT Operations, Inc., 0s, 2010*                                 $    1,170             $  3,483,675
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.9%
    Charter Communications, Inc., 4.75s, 2006                       $    2,760             $  2,941,884
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    XO Communications, Inc., 5.75s, 2009                            $    1,700             $    331,500
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.1%
    NTL, Inc., 5.75s, 2009                                          $    1,120             $    366,800
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.4%
    Adelphia Communications Corp., 3.25s, 2021                      $    1,774             $  1,996,672
    Echostar Communications Corp., 4.875s, 2007                          2,560                2,258,688
                                                                                           ------------
                                                                                           $  4,255,360
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $12,654,918)                                     $ 11,379,219
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.8%
-------------------------------------------------------------------------------------------------------
    Barton Capital Corp., due 7/02/01                               $      992             $    991,886
    Cargill, Inc., due 7/02/01                                             381                  380,957
    Citigroup, Inc., due 7/02/01                                           301                  300,965
    CXC, Inc., due 7/02/01                                               3,854                3,853,556
    Dow Chemical Co., due 7/02/01                                          674                  673,922
    Federal Home Loan Mortgage Corp., due 7/13/01                        1,150                1,148,482
    General Electric Capital Corp., due 7/02/01                          1,503                1,502,829
    New Center Asset Trust, due 7/02/01                                  6,349                6,348,272
    Prudential Funding Corp., due 7/02/01                                  136                  135,984
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 15,336,853
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, total to be
      received $279,095 (secured by various U.S.  Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                       $      279             $    279,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $347,959,316)                                          $319,996,072

Other Assets, Less Liabilities - 0.1%                                                           417,682
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $320,413,754
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $347,959,316)            $319,996,072
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        16,881,150
  Cash                                                                    3,314
  Receivable for investments sold                                     5,060,323
  Receivable for series shares sold                                     940,585
  Interest and dividends receivable                                   1,210,974
  Other assets                                                              694
                                                                   ------------
      Total assets                                                 $344,093,112
                                                                   ------------
Liabilities:
  Payable for foreign currency, at value (identified cost, $609)   $        523
  Payable for investments purchased                                   6,503,063
  Payable for series shares reacquired                                  222,571
  Collateral for securities loaned, at value                         16,881,150
  Payable to affiliates -
    Management fee                                                       13,018
    Shareholder servicing agent fee                                         608
    Distribution fee (Service Class)                                        165
    Administrative fee                                                      304
  Accrued expenses and other liabilities                                 57,956
                                                                   ------------
      Total liabilities                                            $ 23,679,358
                                                                   ------------
Net assets                                                         $320,413,754
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $352,176,323
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (27,964,573)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (7,085,496)
  Accumulated undistributed net investment income                     3,287,500
                                                                   ------------
      Total                                                        $320,413,754
                                                                   ============
Shares of beneficial interest outstanding                           16,937,809
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $304,937,437 / 16,118,447 shares of
    beneficial interest outstanding)                                  $18.92
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $15,476,317 / 819,362 shares of
    beneficial interest outstanding)                                  $18.89
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  2,680,024
    Interest                                                          2,108,888
    Foreign taxes withheld                                              (23,048)
                                                                   ------------
      Total investment income                                      $  4,765,864
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,194,219
    Trustees' compensation                                                5,000
    Shareholder servicing agent fee                                      55,730
    Distribution fee (Service Class)                                      8,900
    Administrative fee                                                   27,865
    Custodian fee                                                        74,719
    Printing                                                             41,061
    Auditing fees                                                        16,857
    Legal fees                                                            2,528
    Miscellaneous                                                         1,013
                                                                   ------------
      Total expenses                                               $  1,427,892
    Fees paid indirectly                                                 (8,424)
                                                                   ------------
      Net expenses                                                 $  1,419,468
                                                                   ------------
        Net investment income                                      $  3,346,396
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (6,496,439)
    Foreign currency transactions                                       (12,547)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (6,508,986)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(31,459,688)
    Translation of assets and liabilities in foreign currencies          (2,226)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(31,461,914)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(37,970,900)
                                                                   ------------
          Decrease in net assets from operations                   $(34,624,504)
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2001           DECEMBER 31, 2000
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  3,346,396                $  9,756,436
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (6,508,986)                 25,608,724
  Net unrealized loss on investments and foreign
    currency translation                                          (31,461,914)                (21,338,112)
                                                                 ------------                ------------
    Increase (decrease) in net assets from operations            $(34,624,504)               $ 14,027,048
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                     $ (9,497,628)               $ (2,243,233)
  From net investment income (Service Class)                         (305,815)                       --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (24,907,327)                (16,911,026)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                            (805,697)                       --
                                                                 ------------                ------------
      Total distributions declared to shareholders               $(35,516,467)               $(19,154,259)
                                                                 ------------                ------------
Net increase in net assets from series share
  transactions                                                   $ 78,041,581                $134,671,629
                                                                 ------------                ------------
      Total increase in net assets                               $  7,900,610                $129,544,418
Net assets:
  At beginning of period                                          312,513,144                 182,968,726
                                                                 ------------                ------------
  At end of period (including accumulated undistributed
    net investment income of $3,287,500 and $9,744,547,
    respectively)                                                $320,413,754                $312,513,144
                                                                 ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JUNE 30, 2001               2000             1999            1998           1997          1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $23.57             $24.16           $19.82          $17.99         $13.66        $12.57
                                       ------             ------           ------          ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)             $ 0.23             $ 0.94           $ 0.38          $ 0.46         $ 0.44        $ 0.55
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (2.39)              0.66             5.40            2.68           3.89          1.78
                                       ------             ------           ------          ------         ------        ------
  Total from investment operations     $(2.16)            $ 1.60           $ 5.78           $3.14         $ 4.33        $ 2.33
                                       ------             ------           ------          ------         ------        ------
Less distributions declared to shareholders -
  From net investment income           $(0.69)            $(0.26)          $(0.24)         $(0.24)        $ --          $(0.35)
  From net realized gain on
    investments and foreign
    currency transactions               (1.80)             (1.93)           (1.20)          (1.07)          --           (0.88)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                 --               --              --             --           (0.01)
                                       ------             ------           ------          ------         ------        ------
  Total distributions declared
    to shareholders                    $(2.49)            $(2.19)          $(1.44)         $(1.31)        $ --          $(1.24)
                                       ------             ------           ------          ------         ------        ------
Net asset value - end of period        $18.92             $23.57           $24.16          $19.82         $17.99        $13.66
                                       ======             ======           ======          ======         ======        ======
Total return                           (10.09)%++           7.07%           30.81%          18.06%         31.70%        18.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.89%+             0.90%            1.01%           1.01%          1.00%         1.00%
  Net investment income(S)(S)            2.11%+             3.95%            1.88%           2.48%          2.92%         4.19%
Portfolio turnover                         44%               111%             134%            133%            69%          121%
Net assets at end of period
  (000 Omitted)                      $304,937           $308,386         $182,969         $81,726        $30,147        $9,572
  (S) Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income            --                 --             $ 0.40          $ 0.47         $ 0.41        $ 0.32
        Ratios (to average net
         assets):
         Expenses##                      --                 --               0.94%           0.98%          1.20%         2.75%
         Net investment income           --                 --               1.95%           2.51%          2.71%         2.44%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June
       30, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED
                                                                      JUNE 30, 2001                   PERIOD ENDED
                                                                        (UNAUDITED)             DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $  23.57                       $  23.19
                                                                           --------                       --------
Income from investment operations#(S)(S) -
  Net investment income                                                    $   0.19                       $   0.29
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          (2.38)                          0.09
                                                                           --------                       --------
  Total from investment operations                                         $  (2.19)                      $   0.38
                                                                           --------                       --------

Less distributions declared to shareholders -
  From net investment income                                               $  (0.69)                      $   --
  From net realized gain on investments and foreign currency
    transactions                                                              (1.80)                          --
                                                                           --------                       --------
  Total distributions declared to shareholders                             $  (2.49)                      $   --
                                                                           --------                       --------
Net asset value - end of period                                            $  18.89                       $  23.57
                                                                           ========                       ========
Total return                                                                 (10.24)%++                       7.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   1.13%+                         1.11%+
  Net investment income(S)(S)                                                  1.87%+                         1.85%+
Portfolio turnover                                                               44%                           111%
Net assets at end of period (000 Omitted)                                 $  15,476                       $  4,127

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01. In addition, the ratio of net investment income to average net assets decreased by
       0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 71 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $16,325,536. These loans were collateralized by U.S. Treasury securities of $75,477 and cash of $16,881,150 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     16,881,150         $16,881,150

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $8,268 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $156 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001,were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                        $ 28,943,203     $ 24,424,088
                                                  ------------     ------------
Investments (non-U.S. government securities)      $153,861,413     $ 10,880,829
                                                  ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $348,509,509
                                                                  ------------
Gross unrealized depreciation                                     $(46,562,586)
Gross unrealized appreciation                                       18,049,149
                                                                  ------------
    Net unrealized depreciation                                   $(28,513,437)
                                                                  ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2001        YEAR ENDED DECEMBER 31, 2000
                                    --------------------------------     -------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             3,490,841      $  76,682,531        7,081,897       $169,712,922
Shares issued to shareholders in
  reinvestment of distributions         1,664,487         34,404,943          853,957         19,154,248
Shares reacquired                      (2,121,946)       (46,731,376)      (2,424,285)       (58,306,604)
                                      -----------      -------------      -----------       ------------
    Net increase                        3,033,382      $  64,356,098        5,511,569       $130,560,566
                                      ===========      =============      ===========       ============

Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2001      PERIOD ENDED DECEMBER 31, 2000*
                                    --------------------------------     -------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               618,474      $  13,159,876          176,388       $  4,140,144
Shares issued to shareholders in
  reinvestment of distributions            53,825          1,111,490            --                --
Shares reacquired                         (28,044)          (585,883)          (1,281)           (29,081)
                                      -----------      -------------      -----------       ------------
    Net increase                          644,255      $  13,685,483          175,107       $  4,111,063
                                      ===========      =============      ===========       ============

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $1,855. The series had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $67,770 reduction in cost of securities and a corresponding $67,770 increase in net unrealized appreciation, based on securities held by the series on January 1, 2001.

The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $44,368, increase net unrealized appreciation by $26,561, and increase net realized gains by $70,929. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Funds Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VUF-3 8/01 91.6M